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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): OCTOBER 20, 2005


                               DCB FINANCIAL CORP
             (Exact name of registrant as specified in its charter)


            OHIO                        0-22387                   31-1469837

(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)               File Number)           Identification No.)


     110 RIVERBEND AVENUE, LEWIS CENTER, OHIO                43035

     (Address of principal executive offices)              (Zip Code)


       Registrant's telephone number, including area code: (740) 657-7000



         (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On October 20, 2005, Registrant issued a press release announcing its unaudited results of operations and financial condition for and as of, respectively, the three and nine-month periods ended September 30, 2005. The press release is attached as Exhibit No. 99 and incorporated herein by reference.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c)    Exhibits

The following exhibits are furnished herewith:

EXHIBIT
NUMBER            EXHIBIT DESCRIPTION
------            -------------------
99                Press Release dated October 20, 2005 announcing Registrant's results of operations and financial condition for and as of the fiscal periods ended September 30, 2005.





                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                DCB FINANCIAL CORP


 Date: October 20, 2005
                                            By: /s/  Jeffrey T. Benton
                                                --------------------------------
                                                Jeffrey T. Benton
                                                President and CEO



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                                  EXHIBIT INDEX


EXHIBIT
NUMBER            EXHIBIT DESCRIPTION
------            -------------------
99                Press Release dated October 20, 2005 announcing Registrant's results of operations and financial condition for and as of the fiscal periods ended September 30, 2005.